Q2 2022 Earnings

August 11th, 2022


Expensify
One app, all free.
Global corporate cards.
IRS-ready eReceipts.
Realtime compliance.

Q2 2022 Earnings

August 11th, 2022


Expensify
One app, all free.
Global corporate cards.
IRS-ready eReceipts.
Realtime compliance.

Disclaimer

All information included in this presentation is unaudited.

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. These statements include statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management and expected market growth and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic; the war in Ukraine and escalating geopolitical tensions as a result of Russia's invasion of Ukraine; our expectations regarding our financial performance and future operating performance; our ability to attract and retain members, expand usage of our platform, sell subscriptions to our platform and convert individuals and organizations into paying customers; the timing and success of new features, integrations, capabilities and enhancements by us, or by competitors to their products, or any other changes in the competitive landscape of our market; the amount and timing of operating expenses and capital expenditures that we may incur to maintain and expand our business and operations to remain competitive; the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; our ability to make required payments under and to comply with the various requirements of our current and future indebtedness; our cash flows, the prevailing stock prices, general economic and market conditions and other considerations that could affect the specific timing, price and size of repurchases under our stock repurchase program or our ability to fund any stock repurchases; our ability to effectively manage our exposure to fluctuations in foreign currency exchange rates; the increased expenses associated with being a public company; the size of our addressable markets, market share and market trends; anticipated trends, developments and challenges in our industry, business and the highly competitive markets in which we operate; our expectations regarding our income tax liabilities and the adequacy of our reserves; our ability to effectively manage our growth and expand our infrastructure and maintain our corporate culture; our ability to identify, recruit and retain skilled personnel, including key members of senior management; the safety, affordability and convenience of our platform and our offerings; our ability to successfully defend litigation brought against us; our ability to successfully identify, manage and integrate any existing and potential acquisitions of businesses, talent, technologies or intellectual property; general economic conditions in either domestic or international markets, including geopolitical uncertainty and instability; our protections against security breaches, technical difficulties, or interruptions to our platform; our ability to maintain, protect and enhance our intellectual property; and other risks discussed in our filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain Non-GAAP financial measures, such as Non-GAAP net income, adjusted EBITDA and adjusted EBITDA margin which we believe are useful in evaluating our business, results of operations and financial condition. These measures are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP, should not be considered in isolation or as a substitute for such GAAP results, and may be different from similarly titled metrics or measures presented by other companies. For a reconciliation of Non-GAAP net income and adjusted EBITDA to the nearest comparable GAAP figures, please see the appendix to this presentation.

Three secrets to Expensify's long-term success

1. Enormous untapped market opportunity
2. Unique bottom-up acquisition model
3. Billion-user platform ambition

Full court press on whole market, not just enterprise



UK: $2.3B
AU: $1.6B
CA: $1.7B
US: $16.0B
$7.1B US TAM
Enterprise 1000+ EEs
$1.5B US TAM
Mid-Market 500-1000 EEs
$12.0B US TAM
SMB 10-499 EEs
$2.4B US TAM
VSB 1-9 EEs

Note: EEs = Employees. VSB = Very Small Businesses. Figures represent our estimated TAM in our core geographies based on our average revenue per paid member in each business size segment as of June 30, 2021, multiplied by number of employees in each segment based on data from U.S. Bureau of Labor Statistics, U.K. Department for Business, Energy & Industrial Strategy, Statistics Canada and the Australian Government.

Freemium leads + efficient sales = Profitable growth


Advertising
Sales/AM's
Subscriptions
Partners
Free Plan

Bottom-up sales reaches the rest of the market


$
CFO
CFO
!!
Top Down
Bottom Up

Only Expensify can <u>reach the full market</u>

	A	B	C	D	Expensify
Enterprise scale			✓		✓
Consumer grade	✓	✗		✓	✓
Global reach			✓		✓
Native card+travel					✓
Free		✓		✓	✓

Consolidating a billion-member payment opportunity



Social
Planned
Chat
Beta
Wallet
Beta
Travel
Live
Invoice
Live
Bill
Live
Card
Live
Payroll
Beta
Expense
Live
Accounting
Planned
Expensify
Viral Leadgen
Transactional Revenue
Subscription Revenue

A fintech like no other

When others zig into the rocks, we zag into calm waters.

A more difficult market highlights our unique strengths

- Default rates are soaring
  - **They** lent to, lost on, *and then dropped* 10,000's of risky customers
  - **We** lend mostly to existing, long-term, creditworthy customers

- Interest rates are skyrocketing, but interchange rates are static
  - **They** have costs that exceed fixed interchange rates, *and are increasing*
  - **We** also have stable costs and high-margin software subscriptions

- Transactional volume is volatile
  - **They** rely upon spikey spending habits *that are getting spikier*
  - **We** have auto-renewing annual subscriptions paid monthly

We are years ahead of the competition

- We have been **software-first** from the start
    - While **they** were frantically buying worthless card customers at a loss...
    - **... we** were pocketing profits while massively upgrading our software.

- We have been **subscription-first** from the start
    - While **they** were flailing with unprofitable transactional-only models...
    - ... **we** thickened margins and added use cases to increase active members.

- We have been **SMB-first** from the start
    - While **they** (re)discovered that enterprise sales doesn't work with SMB...
    - ... **we** have doubled-down on viral/word-of-mouth SMB acquisition.

Culture + Retention = Different

Our ability to attract, grow, and retain talent is a competitive advantage.

Strong employee culture doesn’t happen on accident

Fast Company’s World Changing Ideas

Awarded for Expensify’s Employee-controlled compensation program in 2022

Best Workplace

Awarded by
Fortune & San Francisco Chronicle in 2022[1]

- The average Expensify employee tenure is over 5 years.
- The average Expensify executive tenure is over 10 years.

[1] Ranked 5th in Fortune’s 2022 list of 100 Best Small Workplaces and 2nd in San Francisco Chronicle’s Top Workplaces in the Bay Area 2022

Accounting + FOMO = ExpensiCon

A luxury show of force to demonstrate commitment to the accounting profession.

The invite-only retreat where global accounting and fintech leaders gather to decide the future

- **ExpensiCon has paid for itself, many times over.**
  - *Each attendee has generated more net-new subscription revenue for us than their seat costs us, before day 1.*[1]

- **ExpensiCon cements market consensus.**
  - *Intense content and networking converts avid partners into vocal champions.*

- **ExpensiCon reroutes the course of the industry.**
  - *EC1 established realtime expense reports; EC2 formalized preaccounting.*

[1] Invites for each attendee are tied to new paying user sign ups prior to the event.


ExpensiCon
Join us at
expensicon.com

Q2 Performance

Strong user growth and operating cash flow

Q2 2022 continues to show strong long term growth

754K
Paid Members

$43.1M
Revenue

$172M
Annualized Revenue[1]

Unless otherwise denoted, figures are actuals for the three months ended June 30th, 2022.

[1] Calculated as three months ended June 30th, 2022 revenue multiplied by four (quarters).

Q2‘22 set paid member high-water mark <u>over Q1'20 record</u>


Monthly Paid Members
800,000
750,000
700,000
650,000
600,000
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Omicron
Q2 Paid Members
754K

Expensify Card continues to grow at rapid rate

142%

Y/Y interchange growth

40%

Sequential quarter interchange growth

All metrics, unless noted otherwise, are actuals for the three months ended June 30th, 2022.

2022 Q2 generated significant cash & profit (Adj EBITDA)

$15.9M
Operating Cash Flow

$(8.0M)
Net Loss

$6.1M
Non-GAAP Net Income[1]

$11.7M
Adj. EBITDA[2]

27%
Adj. EBITDA Margin[3]

All metrics, unless noted otherwise, are actuals for the three months ended June 30th, 2022.

[1] We define Non-GAAP Net Income as net income (loss) excluding stock based compensation and IPO related bonus cost. Non-GAAP net income excludes stock based compensation which was not excluded in prior periods. In prior periods, this metric only excluded IPO-related bonus costs and did not exclude expenses related to stock-based compensation. However, management now believes that further excluding stock-based compensation from non-GAAP net income is useful to better understand the financial performance of our business and to facilitate a better comparison of our results to those of peer companies over multiple periods given that this item may vary between companies for reasons unrelated to overall operating performance. Please see appendix for GAAP to non-GAAP reconciliation. IPO-related bonus costs impacted the second, third and fourth fiscal quarters of 2021, but did not impact first or second quarters of 2022 and are not expected to impact future periods.

[2] We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock based compensation. We define Adjusted EBITDA margin as Adjusted EBITDA divided by total revenue for the same period. Please see appendix for GAAP to Non-GAAP reconciliation.

[3] We define Adjusted EBITDA Margin as Adjusted EBITDA divided by total revenue for the same period. Please see appendix for GAAP to Non-GAAP reconciliation.

Continue to maintain strong long-term guidance

- We reaffirm our long term guidance provided in connection with our fourth quarter 2021 results of 25-35% revenue growth over a multi-year period.

25-35%
Long Term Growth Guidance

Note: The Company's guidance is based on a number of estimates, expectations and assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these estimates, expectations and assumptions, the Company's guidance may change. There can be no assurance that the Company will achieve these results.

In summary: Q2 was awesome.

- Strong cash flow and profitable (adj EBITDA)
- Highest quarter for paid member growth (now exceeding pre-COVID numbers)
- Expensify Card up 142% from last year
- We believe we are more recession-proof than competitors with plenty of momentum.

Q&A

Appendix

GAAP to Non-GAAP Reconciliation: Non-GAAP Net Income

	Six months ended June 30, 2022 *(unaudited, in thousands)*
Net (loss) income	**$ (7,994)**
Add:	
Stock based compensation	14,048
IPO related bonus[1]	–
Non-GAAP Net income[2]	**$ 6,054**

[1] Reflects amounts paid in Q2 related to a one-time special bonus paid to each employee in a value approximating the cost of each employee exercising 45% of their total stock options issued, limited by the total stock options outstanding (vested and unvested) as of June 15, 2021, including the tax withholding applicable to each employee. IPO-related bonus costs impacted the second, third and fourth fiscal quarters of 2021, but did not impact first or second quarters of 2022 and are not expected to impact future periods. For more information, see "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Cash Bonuses" in the Company's Annual Report on Form 10-K, filed with the SEC on March 31, 2022.

[2] We define Non-GAAP Net Income as net income (loss) excluding stock based compensation and IPO related bonus cost. Non-GAAP net income excludes stock based compensation which was not excluded in prior periods. In prior periods, this metric only excluded IPO-related bonus costs and did not exclude expenses related to stock-based compensation. However, management now believes that further excluding stock-based compensation from non-GAAP net income is useful to better understand the financial performance of our business and to facilitate a better comparison of our results to those of peer companies over multiple periods given that this item may vary between companies for reasons unrelated to overall operating performance.

GAAP to Non-GAAP Reconciliation: Adjusted EBITDA

	Six months ended June 30, 2022 *(unaudited, in thousands)*
Net (loss) income	**$ (7,994)**
Net (loss) income margin	**(19)%**
(Benefit) provision for income taxes	2,065
Interest and other expenses, net	1,955
Depreciation and amortization	1,582
Stock-based compensation	14,048
Adjusted EBITDA	**$ 11,656**
Adjusted EBITDA margin	**27%**

Note: We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock based compensation. We define Adjusted EBITDA margin as Adjusted EBITDA divided by total revenue for the same period.

FY22 Estimated Stock-Based Compensation (Millions)

	Q3 2022		Q4 2022		Q1 2023	
	Low	**High**	**Low**	**High**	**Low**	**High**
Cost of revenue, net	$ 4.4	$ 5.1	$ 3.6	$ 4.3	$ 3.4	$ 4.1
Research and development	1.8	2.0	1.4	1.7	1.4	1.6
General and administrative	5.1	5.9	4.2	4.9	4.0	4.7
Sales and marketing	1.9	2.2	1.5	1.8	1.5	1.7
Total	$13.2	$ 15.2	$10.7	$12.7	$ 10.3	$ 12.1

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.